UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2018 (June 12, 2018)

PUMA BIOTECHNOLOGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35703	77-0683487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10880 Wilshire Boulevard, Suite 2150

Los Angeles, California 90024

(Address of principal executive offices) (Zip Code)

(424) 248-6500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)    Puma Biotechnology, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”) on June 12, 2018 at the Company’s principal executive offices, 10880 Wilshire Blvd., Suite 2150, Los Angeles, California.

(b)    The following proposals were voted upon at the 2018 Annual Meeting and the final voting results with respect to each such proposal are set forth below:

Proposal 1:	The stockholders elected the six nominated directors identified below, each to serve and to hold office for a one-year term until the close of the Company’s next annual meeting of stockholders in 2019 and until their successors have been duly elected and qualified or until their earlier resignation or removal.

Nominee	For	Withheld	Broker Non-Votes
Alan H. Auerbach	31,007,869	210,861	3,101,714
Michael P. Miller	31,116,231	102,499	3,101,714
Jay M. Moyes	28,692,699	2,526,031	3,101,714
Adrian M. Senderowicz	30,697,598	521,132	3,101,714
Troy E. Wilson	27,967,109	3,251,621	3,101,714
Frank E. Zavrl	30,888,866	329,864	3,101,714

Proposal 2:	The stockholders ratified the selection of KPMG LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2018.

For	Against	Abstain	Broker Non-Votes
34,219,707	48,587	52,150	0

Proposal 3:	The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
24,697,246	6,470,394	51,090	3,101,714

Proposal 4:	The stockholders approved, on an advisory basis, a period of one year as the frequency of future advisory votes on the compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
31,133,688	9,928	23,964	51,150	3,101,714

(c)    Not applicable.

(d)    Following the 2018 Annual Meeting, and consistent with the Board of Directors’ recommendation in the 2018 Proxy Statement, the Board of Directors has determined to hold future advisory votes on the compensation of the Company’s named executive officers on an annual basis (“1 Year”).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUMA BIOTECHNOLOGY, INC.

Date: June 13, 2018	By:	/s/ Alan H. Auerbach
Alan H. Auerbach
Chief Executive Officer and President